                                                                   EXHIBIT 10.28

     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, UNDER SAID ACT AND LAWS.

                      CONTINGENT WARRANT TO SUBSCRIBE FOR

                             SHARES OF COMMON STOCK

                                       OF

                               PAMECO CORPORATION

                             Expires June 11, 2009

No. W-[__]                                                    New York, New York
                                                                   June 11, 1999

     FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, PAMECO CORPORATION, a Georgia corporation (together with its successors and assigns, the "Issuer"), hereby certifies that [Lender], or its registered assigns ("Holder") is entitled to subscribe for, during the period specified in this Warrant, the number of shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer equal to the quotient of (i) [Lender's Tranche B pro rata share of $7,000,000] divided by (ii) the Warrant Price, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

     This Warrant is issued as partial consideration for concessions and other financial accommodations (the "Amendment") made by the Holder in its capacity as a lender under the Credit Agreement. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in
Section 8 hereof or the Credit Agreement, as applicable.
---------

1.   Term.   The right to subscribe for shares of Warrant Stock represented
     ----
hereby shall (a) commence on February 29, 2000 at 5:00 p.m. New York City time (the "Time"), if, (i)(x) the Consolidated Senior Debt Leverage Ratio is greater than or equal to 5.0 for the four consecutive fiscal quarters of the Issuer ending February 29, 2000 and (y) the Tranche B Term Loan shall not have been paid in full by the Time or (ii) after giving effect to any refinancing of the Tranche B Term Loan using the proceeds of Revolving Credit Loans, in whole or in part, the aggregate Available Revolving Credit Commitment, at any time after the date hereof and on or before the Time, shall be less than $20,000,000 and (b) expire at 5:00 P.M., Eastern Time, on June 11, 2009 (such period being the "Term"). In the event the certificate required to be delivered pursuant Section 9.2(a) of the Credit Agreement for the period ending February 29, 2000 (which shall be used to determine the Consolidated Senior Debt Leverage Ratio for purposes hereof) is not delivered as required by such Section and the provision contained in clause (a)(i)(y) has not been satisfied, the

Consolidated Senior Debt Leverage Ratio shall be deemed to be greater than or equal to 5.0 on February 29, 2000 and the Term shall thereupon, regardless of the actual Consolidated Senior Debt Leverage Ratio and regardless of the later delivery of said certificate, be deemed to have commenced. Notwithstanding anything contained in this Warrant to the contrary, in no event shall the Holder be permitted to exercise this Warrant unless the Holder is a "Lender" under the Credit Agreement on the date of exercise.

2.   Method of Exercise; Issuance of New Warrant; Transfer and Exchange.
     ------------------------------------------------------------------

     (a) Time of Exercise.  The rights represented by this Warrant may be
         ----------------
exercised at any time and from time to time during the Term.

     (b) Method of Exercise.  The Holder hereof may exercise this Warrant by the
         ------------------
surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer.

     (c) Issuance of Stock Certificates.  In the event of any exercise of the
         ------------------------------
rights represented by this Warrant in accordance with and subject to the terms and conditions hereof (including Section 3(b)), certificates for the shares of Warrant Stock shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding five Business Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock as of the date of such exercise.

     (d) Transferability of Warrant.  Subject to the provisions of Section 2(e)
         --------------------------
hereof, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the receipt of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to receive such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Closing Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

     (e) Compliance with Securities Laws.
         -------------------------------

         i. The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

         ii. Except as provided in paragraph (iii) below, all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

          "THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, UNDER SAID ACT AND LAWS."

         iii. The restrictions imposed by this Section 2(e) upon the transfer of this Warrant and the shares of Warrant Stock to be received upon exercise hereof shall terminate (A) when such securities shall have been effectively registered under the Securities Act, or (B) upon the Issuer's receipt of an opinion of counsel, in form and substance and from counsel reasonably satisfactory to the Issuer (it being understood that in-house counsel to the Holder shall be deemed to be acceptable counsel), addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent or registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legends required by paragraph (ii) above relating to the Securities Act and state securities laws.

     (f) Continuing Rights of Holder.  The Issuer will, at the time of or at any
         ---------------------------
time after each exercise of this Warrant, upon the request of the Holder hereof or of any shares of Warrant Stock issued upon such exercise, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such
                                                       --------
Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

3.   Stock Fully Paid; Reservation and Listing of Shares; Covenants.  (a) The
     --------------------------------------------------------------
Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance. The Issuer further covenants and agrees that during the Term, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant. The Issuer further represents and warrants that there has been no change to the Issuer's Articles of Incorporation since June 2, 1997.

     (b) If any shares of the Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange it will, at its expense, list thereon, maintain and increase when necessary such listing of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and to the extent permissible under the applicable securities exchange rules during the Term, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange by the Issuer.

     (c) The Issuer shall not by any action including, without limitation, amending the Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms, and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Issuer will
(i) not (until three years from the Time, without the written consent of the holders of 66 2/3% of the Warrant Stock) amend or modify any provision of the Articles of Incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would adversely affect the rights of the Holders of the Warrants, (ii) not (until three years from the Time, without the written consent of the holders of 66 2/3% of the Warrant Stock) issue any Capital Stock of any class which is preferred as to dividends or as to the distribution of assets upon the voluntary or involuntary dissolution, liquidation or winding up of the Issuer, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

     (d) During the Term, the Issuer shall not declare, make or pay any dividend or other distribution, whether in cash, securities or other property, other than Common Stock of the same class or series (a "Distribution"), with respect to its Common Stock or any Common Stock Equivalent unless the Issuer concurrently makes a cash payment to the Holder of this Warrant equal to the product of (1) the amount of cash plus the fair market value of any property or securities distributed with respect to each outstanding share of Common Stock or any Common Stock Equivalent computed as provided in subparagraph (i) of Section 4(g) hereof multiplied by (2) the Warrant Share Number.

     (e) Anything herein to the contrary notwithstanding, the number of shares of Warrant Stock issuable upon exercise of this Warrant and all other Warrants (in the aggregate) as determined as of the Time, may not equal or exceed 20% of the number of outstanding shares of (i) Common Stock, plus (ii) the Issuer's
                                                      ----
Class B Common Stock, par value $0.01 per share (the "Class B Stock"), plus
                                                                       ----
(iii) any other Securities issued by the Issuer and designated as common stock (or a class thereof) in the Articles of Incorporation. This calculation shall be based solely on the number of shares actually issued and outstanding before the Warrants are issued, and the provisions of Section 4(g)(ii) shall not be applicable to such calculation. If the effect of this Section 3(e) limits the number of shares of Warrant Stock issuable upon exercise of the Warrant, to the extent the number of shares of Common Stock issuable upon exercise of all Warrants exceeds 20% of the number of shares of Common Stock, Class B Common Stock and other Securities actually issued and outstanding, the Issuer shall pay in cash, within three Business Days after delivery of the certificate described in Section 1 hereof, to the holders of the Warrants (in the aggregate) pro-rata in accordance with such holder's respective interest, an amount equal to (i) that number of shares of Warrant Stock in excess of 20% (determined in accordance with calculation set forth above) multiplied by (ii) the Warrant
                                             ----------
Price.

4.   Adjustment of Warrant Share Number.  The number and kind of securities
     ----------------------------------
issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events at any time during the Term as follows:

     (a) Recapitalization, Reorganization, Reclassification, Consolidation,
         ------------------------------------------------------------------
Merger or Sale. In case the Issuer shall do any of the following (each a
--------------
"Triggering Event") (i) consolidate with or merge into any other Person and the Issuer shall not be the continuing, or surviving corporation of such consolidation or merger, or (ii) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for securities of any other Person or cash or any other property, or (iii) transfer all or substantially all of its properties or assets to any other Person, or (iv) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, or is redeemed in connection with such Triggering Event, to receive the securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant at the Time, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in Section 4 hereof.

          i. Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event unless, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to and reasonably satisfactory to, the Holder of this Warrant, (a) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from any continuing obligations of the Issuer under this Warrant) and (b) the obligation to deliver to such Holder such shares of securities, cash or property as, in accordance with the foregoing provisions of this paragraph (a), such Holder shall be entitled to receive. In addition, such Person shall have similarly delivered to such Holder an opinion of counsel for such Person (which may be in-house counsel), which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this paragraph (a)) shall be applicable to the securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

     (b) Subdivision or Combination of Shares.  If the Issuer shall subdivide or
         ------------------------------------
combine any shares of Common Stock, the Issuer shall make such adjustments to the number of shares of Warrant Stock issuable upon exercise by the Holder in such a manner so as to maintain the Warrant Share Number in effect immediately prior to such subdivision or adjustment without payment of any additional consideration therefor.

     (c) Certain Dividends and Distribution.  If the Issuer shall:
         ----------------------------------

         i.   Stock Dividends.  Pay a dividend in, or make any other
              ---------------
distribution to its stockholders (without consideration therefor) of, shares of Common Stock, the Issuer shall pay, without any additional consideration therefor, such dividend or make such other distribution in respect of the number of shares of Warrant Stock issuable upon exercise by the Holder as would have been payable to such Holder had such Holder been the Holder of record of such Warrant Stock on the record date for such distribution or if no such record is taken, on the date of such distribution; and appropriate provision therefor shall be made a part of any such distribution;

         ii.  Liquidating Dividends, etc.  Make a distribution of its property
              --------------------------
to the Holders of its Common Stock as a dividend in liquidation or partial liquidation or by way of return of capital other than as a dividend payable out of funds legally available for dividends under the laws of the State of Georgia, the Holder of this Warrant shall, upon exercise, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, a sum equal to the amount of such property as would have been payable to such Holder had such Holder been the Holder of record of such Warrant Stock on the record date for such distribution or if no such record is taken, on the date of such distribution; and appropriate provision therefor shall be made a part of any such distribution.

     (d) Issuance of Additional Shares of Common Stock.  If the Issuer shall
         ---------------------------------------------
issue any Additional Shares of Common Stock (except shares of Common Stock issued pursuant to the Pameco Employee Stock Purchase Plan) (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4) for consideration less than the current market price of the Common Stock, the Issuer shall make such adjustments to the number of shares of Warrant Stock issuable upon exercise by the Holder in such a manner so as to maintain the Warrant Share Number without payment of any additional consideration therefor.

     (e) Issuance of Common Stock Equivalents.  If the Issuer shall issue any
         ------------------------------------
Common Stock Equivalent with an exercise price less than the current market price of the Common Stock, the Issuer shall make such adjustments to the number of shares of Warrant Stock issuable upon exercise by the Holder in such a manner so as to maintain the Warrant Share Number without payment of any additional consideration therefor.

     (f)  Reserved.
          --------

     (g) Other Provisions Applicable to Adjustments Under this Section 4.  The
         ---------------------------------------------------------------
following provisions shall be applicable to the making of adjustments in the Warrant Share Number hereinbefore provided in Section 4:

         i.   Computation of Consideration.  The consideration received by the
              ----------------------------
Issuer shall be deemed to be the following: to the extent that any Additional Shares of Common Stock or any Common Stock Equivalents shall be issued for cash consideration, the consideration received by the Issuer therefor, or if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering the public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Issuer for or in connection with the underwriting thereof or otherwise in connection with the issue thereof; to the extent that such issuance shall be for a consideration other cash, then, except as herein otherwise expressly provided the fair market value of such consideration at the time of such issuance as determined in good faith by the Board. The consideration for any Additional Shares of Common Stock issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Issuer for issuing such Common Stock Equivalents, plus the additional consideration payable to the Issuer upon the exercise, conversion or exchange of such Common Stock Equivalents. In case of the issuance of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of Capital Stock of the Issuer other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case, in which the consideration to be received or paid shall be other than cash, the Board shall notify the Holder of this Warrant of its good faith determination of the fair market value of such consideration prior to payment or accepting receipt thereof. If, within thirty days after receipt of said notice, the Majority Holders shall notify the Board in writing of their objection to such determination, a determination of the fair market value of such consideration shall be made by an Independent Appraiser selected by the Majority Holders with the approval of the Board (which approval shall not be unreasonably withheld), whose fees and expenses shall be paid by the Issuer.

         ii.  Outstanding Common Stock.  The number of shares of Common Stock
              ------------------------
at any time outstanding shall (a) not include any shares thereof then directly or indirectly owned or held by or for the account of the Issuer or any of its Subsidiaries, and (b) be deemed to include all shares of Common Stock then issuable upon conversion, exercise or exchange of any then outstanding Common Stock Equivalents.

     (h) Other Action Affecting Common Stock.  If the Issuer shall take any
         -----------------------------------
action affecting its Common Stock, other than an action described in any of the foregoing subsections (a) through (g) of this Section 4, inclusive, and the failure to make any adjustment would not fairly protect the rights represented by this Warrant in accordance with the essential intent and principle of this
Section 4, then the Warrant Share Number shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances. In furtherance of but without limiting the foregoing, except to the extent treatment may be more favorable to the Holder of this Warrant pursuant to the other terms of this Warrant, including without limitation, this
Section 4, the Holder of this Warrant (treated as if the Holder of this Warrant was a holder of the Warrant Stock resulting from the full exercise of this Warrant) shall at no time be treated in a less favorable manner, or have less favorable rights, in any respect, than the holders of the Issuer's Common Stock generally.

     (i) Adjustment of Warrant Share Number.  Upon each adjustment pursuant to
         ----------------------------------
any of the foregoing provisions of this Section 4, the Warrant Share Number shall be adjusted upwards to the nearest one hundredth of a whole share. If the Issuer shall be in default under any provision contained in Section 3 of this Warrant so that shares issued would not be validly issued, the adjustment of the Warrant Share Number provided for in the foregoing sentence shall nonetheless be made and the Holder of this Warrant shall be entitled to receive such greater number of shares at the lowest price at which such shares may then be validly issued under applicable law. Such exercise shall not constitute a waiver of any claim arising against the Issuer by reason of its default under Section 3 of this Warrant.

     (j) For purposes of this Warrant, "current market price" of the Common Stock shall be determined using the procedures set forth in the definition of "Warrant Price", except that the time period of measurement shall be the 30 consecutive trading days ending three trading days preceding the event giving rise to the determination thereof.

5.   Notice of Adjustments.  Whenever the Warrant Share Number shall be adjusted
     ---------------------
pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause the independent accounting firm then regularly engaged by it to report on its financial statements to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment.

6.   Transfers and Registration
     --------------------------

     (a)        Transfers. Subject to the foregoing, including but not limited
                ---------
            to Section 1 hereof, this Warrant or the Shares for which this
               ---------
            Warrant may be exercised may be transferred in whole or in part by the Holder to any Person, provided that such transfer is (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act or (iii) pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act; provided that in connection with a transfer under clause (iii) the Issuer may require that the transferor deliver an opinion of counsel reasonably satisfactory to the Issuer (who may be an employee of the transferor) to the effect set forth in clause (iii), in form and content reasonably acceptable to the Issuer.

     (b)    Registration under the Securities Act of 1933.
            ---------------------------------------------

       i.       Piggy-Back Registration Rights. If the Issuer proposes to file a
                ------------------------------
            registration statement under the Securities Act, covering securities of the Issuer, whether for the Issuer's own account or for the account of selling security holders (other than a registration statement relating to an acquisition or merger or a registration statement on Form S-4 or S-8 or subsequent similar forms or pursuant to a registration under this Section 6(b), it shall advise the
                                         ------------
            Holder and/or the holders of any Warrant Stock issuable or issued upon the exercise of this Warrant (each such Holder or holder of Warrant Stock being referred to herein as a "holder") by written notice at least thirty days prior to the filing of such registration statement and will upon the request of any such holder given within thirty (15) Business Days after the receipt of any such notice (which request shall include the number of shares of Warrant Stock intended to be disposed of by such holder) use its best efforts to effect the registration under the Securities Act of all Warrant Stock that the Issuer has been requested to so register and to include in any such registration statement such information as may be required to permit a public offering of the Warrant Stock. The Issuer is not required to include such Warrant Stock in a registration statement relating to an offering of securities if the managing underwriter has advised the Issuer that the inclusion of such Warrant Stock should be limited due to market conditions. In such event, the number of shares of Warrant Stock determined by such underwriter to be the maximum number capable of being included in such registration shall be allocated as follows: (i) first, to the Warrant Stock (if any) sought to be included by the Issuer; (ii) second, to the Warrant Stock sought to be included by the holders of the Warrant Stock pro rata to the numbers of Warrant Stock sought to be registered by each such holder; and (iii) last, to the Warrant Stock sought to be included by any other securities holders. The Issuer shall keep any such registration statement current for a period of six months from the effective date of such registration statement or until such earlier date as all of the registered Warrant Stock shall have been sold. In connection with such registration, the holders will execute and deliver such customary underwriting documents as are requested by the managing underwriter as a condition to the inclusion of the Warrant Stock in the registration statement, provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Issuer shall determine for any reason not to register such securities, the Issuer may, at its election, give written notice of such determination to each holder who made a request as above provided and thereupon the Issuer shall be relieved of its obligation to register any such securities.

          ii.   Demand Registration Rights.  If, at any time, the holders of
                --------------------------
            fifty-one percent (51%) of the Warrant Stock give notice (a "Demand
                                                                         ------
            Notice") to the Issuer that such holders contemplate the transfer of
            ------
            their Warrant Stock under circumstances that a public offering is required, then the Issuer shall, as soon as practical, but not later than sixty days from the date of receipt of such notice, use its best efforts to cause a registration statement to be filed with the Securities and Exchange Commission (along with any successor federal agency having similar powers, the "Commission") to the end that such
                                               ----------
            Warrant Stock may be sold under the Securities Act as promptly as practical thereafter (such filing a "Demand Registration");
                                                 -------------------
            provided, however, that the Issuer shall not be obligated to effect
            -----------------
            more than one registration pursuant to this Section 6(b). The Issuer
                                                        ------------
            shall use its best efforts to cause the registration statement filed pursuant to this Section 6(b) to become effective within ninety days
                             ------------
            from the date of receipt of a Demand Notice. The Issuer has the right to defer the filing of any such registration statement or any amendment to such registration statement (a) in order to enable the Issuer to prepare necessary financial statements for inclusion in such registration statement, including any financial statements of any corporation or other entity which has been or is expected to be acquired, (b) in order that the Issuer not be required to disclose material nonpublic information, provided that delays of the type referred to in this clause (b) do not exceed ninety days in the aggregate, or (c) in order that a filing not be made earlier than two hundred seventy days after the effective date of any other registration statement filed by the Issuer. If the Issuer is able to register the holder's Warrant Stock on a Form S-3, or subsequent similar form, in a manner which does not require inclusion in any information concerning the Issuer other than to incorporate by reference its filing under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the period referred to in clause (c)
                          ------------
            is one hundred thirty-five days. It is a condition to the Issuer's obligations to file a registration statement pursuant to this
            Section 6(b) and Section 6(c) of this Warrant that the holders of
            ------------     ------------
            this Warrant and any Warrant Stock provide the Issuer with such information as the Issuer may request concerning the sellers and their plan of distribution. The Issuer shall use its best efforts to keep any registration statement filed pursuant to this Section 6(b)
                                                                   ------------
            current and effective until the earlier of (i) nine months from the effective date of the registration statement or (ii) such date as all holders demanding registration shall have sold all the registered shares or shall have advised the Issuer that they no longer desire to sell such shares pursuant to such registration statement. For purposes of this Section 6(b)(ii)
                                                              ----------------
            only, the Holder agrees that, if required in connection with the contemplated offering by the managing underwriter, it and the Warrant Stock shall be bound by any "lock-up" or other agreement between the Issuer and any underwriter of Common Stock (or other Securities of the Issuer) which may be entered into in connection with each underwritten public offering of the Common Stock (or other Securities of the Issuer) so long as the "lock-up" period does not exceed ninety days following the commencement of the public offering.

     (c) Additional Provisions Concerning Registration. The following provisions
         ---------------------------------------------
of this Section 6(c) are also applicable to any registration statement filed
        ------------
pursuant to Section 6(b) or 6(c) of this Warrant:
            ------------    ----


        i. The Issuer shall bear the entire cost and expense of any registration of securities initiated under Section 6 of this
                                                       ---------
            Warrant. Notwithstanding the foregoing, any holder whose Warrant Stock are included in any such registration statement pursuant to this Section 6 shall, however, bear the fees of its own counsel and
                 ---------
            accountants and any transfer taxes or underwriting discounts or commissions applicable to the Warrant Stock sold by the holder pursuant thereto.

        ii.     The Issuer shall indemnify and hold harmless each such
            holder (and its officers, directors and/or affiliates) and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for any such holder any Warrant Stock from and against any and all losses, claims, damages and liabilities (including fees and expenses of counsel, which counsel may, if the holders request, be separate from counsel for the Issuer) caused by any untrue statement or alleged untrue statement of material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Securities Act or any prospectus included therein required to be filed or furnished by reason of this Section 6 or any application or other
                                        ---------
            filing under any state securities law caused by any omission or alleged omissions to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to which such holder or any such underwriter or any of them may become subject under the Securities Act or other Federal or state statutory law or regulation, at common law or otherwise (collectively referred to herein as, the "Act"), except insofar as
                                                      ---
            such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Issuer by any such holder or underwriter expressly for use therein, which indemnification includes each person, if any, who controls any such underwriter within the meaning of each such Act.

        iii. The holder of the Warrant Stock issued upon exercise of this Warrant shall indemnify and hold harmless the Issuer (and its officers, directors and/or affiliates) from and against any and all losses, claims, damages and liabilities (including fees and expenses of counsel, which counsel may, if the holders request, be separate from counsel for the Issuer), but only with respect to information relating to such holder furnished in writing by such holder to the Issuer specifically for inclusion in such filings, caused by any untrue statement or alleged untrue statement of material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Securities Act or any prospectus included therein required to be filed or furnished by reason of this Section 6 or any application or other
                                        ---------
            filing under any state securities law caused by any omission or alleged omissions to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to which the Issuer may become subject under the Securities Act or other Federal or state statutory law or regulation, at common law or otherwise (collectively referred to herein as, the "Act"); provided that any amount the holder shall be
                            ---
            liable for pursuant to this clause (iii) shall be limited to net proceeds received by such holder from such offering.

        iv. The Issuer shall use its best efforts to qualify the Warrant Stock for sale in such states as it is otherwise qualifying its securities for sale, or in respect of a Demand Registration, in such states as are reasonably requested by the applicable holder. However, in no event is the Issuer required to submit to the jurisdiction of any state other than for the limited consent of service of process relating to the offering or subject itself to taxation in any such jurisdiction. The Issuer shall also provide each holder with a reasonable number of prospectuses upon request.

        v. Neither the giving of any notice by any holder nor the making of any request for prospectuses imposes any obligation upon any holder making such request to sell any Warrant Stock or exercise this Warrant but only if such holder elects, in writing, prior to the effective date of the registration statement filed in connection with such registration, not to register such Warrant Stock, and if no such election shall be timely so filed, then such holder shall sell such shares in such registration on the same terms and conditions as apply to the Issuer and, if the Warrant with respect to such Warrant Stock requested to be so registered has not been exercised, shall exercise same prior to the effective date of such registration statement.

        vi. The Issuer's agreements with respect to this Warrant or the Warrant Stock in this Section 6 continue in effect regardless of the
                                  ---------
            exercise and surrender of this Warrant.

     (d)      Listing Rights. If the Issuer at any time lists any securities of
              --------------
         the same class as those issuable on the exercise of this Warrant on any national securities exchange, the Issuer will, at its expense, simultaneously list on that exchange, an official notice of issuance upon the exercise of this Warrant, and maintain such listing of, all Warrant Stock or other securities from time to time issuable upon the exercise of this Warrant.

     (e)      Contribution.  If the indemnification provided for in this
              ------------
         Section 6 from the indemnifying party is unavailable to an indemnified
         ---------
         party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation
                              ---------
or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7.   Fractional Shares.  No fractional shares of Warrant Stock will be issued in
     -----------------
connection with the exercise hereof, but in lieu of such fractional shares, the number of shares to be issued in connection with the exercise hereof will be adjusted upwards to the nearest one hundredth of a whole share and the Holder of this Warrant shall be entitled to receive such greater number of shares at the lowest price at which such shares may then be validly issued under applicable law.

8.   Definitions.  For the purposes of this Warrant, the following terms have
     -----------
the following meanings:

          "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Closing Date, and all shares of Other Common, if any, issued by the Issuer after the Closing Date, except the Warrant Stock.

          "Articles of Incorporation" means the Articles of Incorporation of the Issuer as in effect on the Closing Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with its terms and pursuant to applicable law.

          "Board" shall mean the Board or Directors of the Issuer.

          "Business Day" means any day except a Saturday, a Sunday or a legal holiday in New York City or the State of Georgia.

          "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

          "Closing Date" means June 11, 1999.

          "Common Stock" means the Class A Common Stock, $0.01 par value, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

          "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security or any stock appreciation right or other right to receive any payment based upon the value of the Common Stock.

          "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

          "Credit Agreement" means that certain Amended and Restated Credit Agreement dated as of March 10, 1998, as such agreement may from time to time be further amended, restated, modified or supplemented in accordance with its terms.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute at the time in effect.

          "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

          "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

          "Indebtedness" has the meaning provided in the Credit Agreement.

          "Independent Appraiser" means a nationally recognized investment banking firm or other nationally recognized firm that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

          "Issuer" means Pameco Corporation, a Georgia corporation, and its successors.

          "Majority Holders" means at any time the Holders of Warrants exercisable for fifty-one percent (51%) of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

          "Other Common" means any Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

          "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, company, institution, entity, party, or government (whether national, federal, state, county, city municipal, or otherwise, including, without limitation, any instrumentality, division, agency, body, or department of any of the foregoing.

          "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security "Security" means one of the Securities.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

          "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

          "Voting Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the Members of the Board (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.


          "Warrants" means the Warrants issued in connection with the Amendment, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c) or 2(d) hereof or of any of such other Warrants.
                   ------------    ----

          "Warrant Price" means the average of the daily market prices of the Common Stock for the period of 30 consecutive trading days ending three trading days preceding February 29, 2000. The market price for each such day shall be the last sale price on such day as reported on the New York Stock Exchange Consolidated Tape, or, if the Common Stock is not listed on the New York Stock Exchange, Inc. or reported on such Consolidated Tape, then the last sale price on such day on the principal domestic stock exchange on which such Stock is then listed or admitted to trading, or, if no sale takes place on such day on such exchange, the average of the closing bid and asked prices on such day as officially quoted on such exchange, or, if the Common Stock is not then listed or admitted to trading on any domestic stock exchange but is quoted in the National Market System ("NMS/NASDAQ") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), then the Warrant Price for each such trading day shall be the last sale price on such day as quoted by NMS/NASDAQ, or, if no sale takes place on such day or if the Common Stock, is neither listed or admitted to trading on any domestic stock exchange nor quoted on such NMS/NASDAQ, then the Warrant Price for each such trading day shall be the average of the reported closing bid and asked price quotations on such day in the over-the-counter market, as reported by NASDAQ, or, if not so reported, as furnished by the National Quotation Bureau, Inc., or if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business as selected by the Issuer, or if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Issuer with the written approval of the Majority Holders. If at any time the Common Stock is not listed on any domestic exchange or quoted in the domestic over-the-counter market the Warrant Price shall be deemed to be the fair market value per share of Common Stock as determined in good faith by the Board and agreed to by the Majority Holders. If the Majority Holders shall notify the Board in writing of their disagreement as to such fair market value as determined by the Board, a determination of the fair market value of such Common Stock shall be made by an Independent Appraiser selected by the Majority Holders and consented to by the Issuer (which consent shall not be unreasonably withheld), whose fees and expenses shall be paid equally by the Issuer on the one hand and the holders of the Warrants on the other hand. The determination of fair market value by the Board and such Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitation on, voting rights. Notwithstanding anything to the contrary contained or described in this Warrant or otherwise (except as set forth in Section 3(e)), including
                                                       -------------
     without limitation, any action described in Section 4 of this Warrant, the number of shares of Warrant Stock represented by this Warrant on the first trading day (the term "trading day" determined as any single trading day would be determined in accordance with the foregoing) occurring on or after the Time (the "Spot Date"), shall not be less than that number which, when multiplied by the market price (as determined above, but without considering any day other than the Spot Date in such determination) of the Common Stock on the Spot Date results in an amount of less than the amount set forth in clause (i) of the first paragraph of this Warrant.

          "Warrant Share Number" means the proportion that the aggregate number of shares of Warrant Stock which may be obtained upon exercise of this Warrant at the Time bears to the aggregate outstanding shares of Common Stock of the Issuer (determined in accordance with Section 4(g)(ii)) at the Time, after giving effect to all prior adjustments to such number made or required to be made under the terms hereof.

          "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants.

9.  Information.  As long as this Warrant is outstanding, the Issuer shall
    -----------
deliver to the Holder hereof and to each holder of shares of Warrant Stock the documents and other information required under Section 9 of the Credit Agreement within the applicable time period specified therein for so long as the Credit Agreement is then in effect.


10. Reserved
    --------

11.  Tax Treatment; Further Assurances.
     ----------------------------------

          The Issuer and Holder acknowledge and agree that this Warrant shall not be treated as part of any "investment unit" for federal, state and local income tax purposes. Further, the Issuer covenants and agrees that it shall not take any deduction, for federal, state and local income tax purposes, for any amounts related to this Warrant, unless and until the Warrant is exercised. The Issuer and the Holder agree to promptly file, or cause to be promptly filed, with all appropriate governmental authorities all notices, registrations, declarations, applications and other documents as may be necessary to exercise the Warrant including, without limitation, such filings and approvals required under the Hart-Scott-Rodino Act and applicable foreign, federal or state laws. The Issuer shall cooperate with the Holder in connection therewith in supplying such information as may be reasonably necessary for the Holder to complete such filings and approvals. The exercise of the Warrant hereunder by the Holder shall be conditioned on the making of all such filings.

12.  Supplying Information
     ---------------------

          The Issuer shall cooperate with each holder of a Warrant and each holder of Warrant Stock in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant Stock. For so long as the Issuer has any class of securities registered under the Exchange Act, it shall use its best efforts to at all times make public information available so as to afford the holders of the Warrants and the Warrant Stock the benefits of Rule 144 of the Commission in connection with resales.

13.  Loss or Mutilation
     ------------------

          Upon receipt by the Issuer from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (it being understood that the written agreement of Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Issuer will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, in the case of
                                               --------  -------
     mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Issuer for cancellation.

14.  Office of the Issuer
      --------------------

          As long as the Warrant (or any portion thereof) remains outstanding, the Issuer shall maintain an office or agency, which may be the principal executive offices of the Issuer, where the Warrant may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such office shall initially be the principal office of the Issuer as set forth in Section 20 hereof and, thereafter, such office shall
                            ----------
     be the office of the Issuer or of an agency designated by the Issuer in a notice delivered to the registered holders of all Warrant.

15.  Reserved
     --------

16.  Shareholder Rights.  This Warrant shall not entitle the Holder hereof to
     ------------------
any voting rights or other rights as a shareholder of the Issuer until the exercise of the rights by the Holder of this Warrant at which time the holder of shares of Warrant Stock issued upon exercise hereof shall have all voting and other rights of a shareholder under the Articles of Incorporation or under applicable law.

17.  Restrictions and Limitations on Corporate Action.  At any and all times
     ------------------------------------------------
prior to the Time that the Holder holds this Warrant, the Issuer shall not, and shall not permit any Subsidiary to, without the written consent of the Holder, which consent will not be unreasonably withheld, merge or consolidate with or into another corporation (other than the Issuer or any wholly-owned subsidiary of the Issuer), liquidate, wind up or dissolve, or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or a series of transactions) all, or substantially all, of its assets, including intellectual property, unless in the case of a merger or consolidation, the Issuer is the surviving Person or, if it is not the surviving Person, the surviving Person agrees to be bound by the terms and conditions of this Warrant.

18.  Amendment and Waiver.  Any term, covenant, agreement or condition in this
     --------------------
Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall
                  -----------------
reduce the Warrant Share Number, shorten the period during which this Warrant may be exercised or modify any provision of this Section 18 without the consent
                                                 ----------
of the Holder of this Warrant.

19.  Governing Law.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN
     -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

20.  Notices.  All notices and other communications provided for hereunder shall
     -------
be in writing and delivered by hand or sent by first class mail, or sent by telecopy (with such telecopy to be confirmed promptly in writing sent by first class mail), and if to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or telecopy number appearing on the books of the Issuer maintained for such purposes, and if to the Issuer, addressed to:

          Pameco Corporation
          1000 Center Place
          Norcross, Georgia 30092
          Attention:  Chief Financial Officer
          Telecopy No.:  (770) 798-0621

or to such other address or addresses or telecopy number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. All such communications shall be deemed to have been given or made when so delivered by hand or sent by telecopy, or three business days after being so mailed.

21.  Remedies.  The Issuer stipulates that the remedies at law of the Holder of
     --------
this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

22.  Successors and Assigns.   This Warrant and the rights evidenced hereby
     ----------------------
shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

23.  Modification and Severability.  If, in any action before any court or
     -----------------------------
agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

24.  Integration.  This Warrant replaces all prior agreements, supersedes all
     -----------
prior negotiations and constitutes the entire agreement of the parties with respect to the transactions contemplated herein. References to the Credit Agreement herein shall, to the extent that the obligations thereunder have been repaid and such Credit Agreement has terminated, mean the Credit Agreement as in effect immediately prior to its termination.

25.  Offerees; Blue-Sky Laws.  Except for options granted and sales of common
     -----------------------
stock to certain employees and directors of the Issuer, neither the Issuer nor anyone acting on its behalf has offered any common stock or any other security of the Issuer within the 12 month period preceding the date of this Agreement for sale to, or solicited any offers to buy the same from, any person or organization other than the Holder or to persons who would be "accredited investors" as defined in Regulation D of the Securities Act except for the warrants identified on Schedule A hereto as of the date hereof. Neither the
                       ----------
Issuer nor anyone acting on its behalf has in the past or will hereafter sell, offer for sale or solicit offers to buy any of such securities so as to bring the offer, issuance or sale of the Warrants within the registration requirements set forth in Section 5 of the Securities Act. The Issuer has complied and will comply with all applicable state "blue-sky" or securities laws in connection with the issuance and sale of Warrants and the Warrant Stock.

26.  Registration Rights.  The Issuer has no obligation to register under the
     -------------------
Securities Act any of its presently outstanding securities or any securities that it may hereafter issue.

27.  Subsequent Registration Rights.  From and after the date hereof, the Issuer
     ------------------------------
shall not enter into any agreement granting any holder or prospective holder of any securities of the Issuer registration rights with respect to such securities unless such rights are subordinate to the registration rights of the Holder.

28.  Headings.  The headings of the Sections of this Warrant are for convenience
     --------
of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                            [signature page follows]

     IN WITNESS WHEREOF, the Issuer has caused this Warrant to be executed by its officer duly authorized as of June __, 1999.

                                    PAMECO CORPORATION


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------

                                  SCHEDULE A
                                  ----------

                               Existing Warrants

                                       22